Exhibit 32

Certification Pursuant to 18. U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Banyan Rail Services Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Donald D. Redfearn, Chairman and Chief Executive Officer of the Company, and I, Jon Ryan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald D. Redfearn
Donald D. Redfearn
Chief Executive Officer

/s/ Jon Ryan
Jon Ryan
president and Chief Financial Officer

March 27, 2014